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                                  EXHIBIT 23.3

                  CONSENT OF INDEPENDENT REAL ESTATE APPRAISERS

                  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated March 12, 1996, appearing as Exhibit 99.1 of the Annual Report on Form 10-K for the year ended December 31, 1995 of Catellus Development Corporation.

LANDAUER ASSOCIATES, INC.
Real Estate Counselors

/s/ James C. Kafes                                 /s/ John F. Brengelman
- -------------------------------                    ----------------------------
James C. Kafes, MAI, CRE                            John F. Brengelman
Managing Director                                   Senior Vice President
New York, NY

May 22, 1996